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                                 UNITED STATES
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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K
                                   --------

                                  CURRENT FORM
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                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       DATE OF REPORT:  October 12, 1999
                       ---------------------------------
                       (Date of earliest event reported)



                             OVERSEAS PARTNERS LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


     Islands of Bermuda                    0-11538                   N/A
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(State or other jurisdiction of       (Commission file        (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


        Mintflower Place, 8 Par-la-Ville Road, Hamilton HM 08, Bermuda
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            (Address of principal executive offices)      (Zip Code)


    Registrant's telephone number, including area code      (441) 295-0788
                                                        -----------------------


                                 Not Applicable
                                 --------------
Former name, former address and former fiscal year, if changed since last report
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ITEM 5.                          OTHER EVENTS


         Overseas Partners Ltd. Announces deferral of Share Repurchase
                           Program for January 2000


The Board of Directors of Overseas Partners Ltd. (OPL or the Company) has decided to defer the repurchase of the Company shares that was previously scheduled to take place in January 2000.

OPL has the right under its Bye-Laws to repurchase shares of its Common Stock from shareowners following their retirement, death or other termination of employment with UPS, OPL, or any of their respective subsidiaries. OPL may exercise this right to purchase all or a portion of the shares of a former employee at any time within a period of up to thirteen years. The Company has historically exercised this right each year and held such repurchased shares in treasury, pending future distributions as incentive awards to current employees of UPS and OPL.

The Board of Directors has determined that the need to repurchase Common Stock for treasury is less than it has been in past years. This reflects UPS's recent announcement that it intended to pursue a public offering of its shares and had therefore suspended the sale of its shares, effective July 21, 1999. OPL also suspended the sale of its stock following the UPS announcement since the Company's shares have previously been issued as part of a unit, comprising
1/4 share of OPL Common Stock and 1 share of UPS Common Stock.

This deferral does not affect OPL's rights to repurchase shares in subsequent years.

The Company intends to continue its policy of purchasing a limited number of shares from shareowners who wish to sell their Common Stock.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, thereunto duly authorized, in the city of Hamilton, Bermuda.



Date: October 12, 1999                 OVERSEAS PARTNERS LTD.
Signed in Hamilton, Bermuda            -----------------------------------------
                                       (Registrant)



                                       By: /s/ D. Scott Davis
                                           -------------------------------------
                                           D. Scott Davis,
                                           Chief Executive Officer and President